EXHIBIT 2

JOINT FILING AGREEMENT

We, the signatories of the Amendment No. 4 to Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Dated: February 14, 2022

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Kathy Sarpash

Name: Kathy Sarpash
Title: Senior Vice President – Legal & Regulatory

BROOKFIELD CANADA ADVISER, LP

By: Brookfield Private Funds Holdings Inc. its general partner:

By:	/s/ Kathy Sarpash

Name: Kathy Sarpash
Title: Senior Vice President

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P.

By: Brookfield Private Funds Holdings, Inc. its general partner:

By:	/s/ Kathy Sarpash

Name: Kathy Sarpash
Title: Senior Vice President

BAM PARTNERS TRUST

By:	/s/ Kathy Sarpash

Name: Kathy Sarpash
Title: Authorized Signatory

BROOKFIELD PRIVATE EQUITY HOLDINGS LLC

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT GP, LLC

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

BROOKFIELD TITAN HOLDINGS LP

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

BCP TITAN MARGIN AGGREGATOR, L.P.

By: Titan Margin Investment GP LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN MARGIN INVESTMENT GP LLC

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-AC, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-CN, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-DS, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-FN, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-GLH, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-HI, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-ICG, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-LB, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-MCG, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-RBS, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

TITAN CO-INVESTMENT-MRS, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

BCP TITAN AGGREGATOR, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

BCP TITAN SUB AGGREGATOR, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name: Luke Ricci
Title: Director, Legal

BROOKFIELD US INC.

By:	/s/ Kathy Sarpash

Name: Kathy Sarpash
Title: Secretary

BROOKFIELD HOLDINGS CANADA INC.

By:	/s/ Kathy Sarpash

Name: Kathy Sarpash
Title: Vice-President and Secretary

BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:	/s/ Kathy Sarpash

Name: Kathy Sarpash
Title: Senior Vice President

BROOKFIELD PRIVATE EQUITY INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD PRIVATE EQUITY DIRECT INVESTMENTS HOLDINGS LP

By: Brookfield Private Equity Inc., its general partner:

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD PRIVATE EQUITY GROUP HOLDINGS LP

By: Brookfield Private Equity Inc., its general partner:

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

LONGHORN CAPITAL GS LP

By: Longhorn Capital Ltd., its general partner:

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

OAKTREE CAPITAL MANAGEMENT, LP

By:	/s/ Henry Orren

Name: Henry Orren
Title: Vice President

OAKTREE OPPS VIIIB HOLDCO LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OAKTREE OPPS X HOLDCO LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OCM OPPORTUNITIES FUND VII DELAWARE, L.P.

By: OCM Opportunities Fund VII Delaware GP, Inc.
Its: General Partner

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OCM OPPORTUNITIES FUND VII DELAWARE GP, INC.

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OPPS DGY HOLDINGS, L.P.

By: Oaktree Opportunities Fund IX GP, L.P.
Its: General Partner

By: Oaktree Opportunities Fund IX GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OAKTREE OPPORTUNITIES FUND IX GP, L.P.

By: Oaktree Opportunities Fund IX GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OAKTREE OPPORTUNITIES FUND IX GP LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OAKTREE FUND GP, LLC

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE OPPORTUNITIES FUND VIIIB DELAWARE, L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE OPPORTUNITIES FUND X HOLDINGS (DELAWARE), L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE OPPORTUNITIES FUND XB HOLDINGS (DELAWARE), L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE CAPITAL MANAGEMENT GP, LLC

By: Atlas OCM Holdings, LLC.
Its: Managing Member

By: Oaktree New Holdings, LLC
Its: Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President

ATLAS OCM HOLDINGS, LLC

By: Oaktree New Holdings, LLC
Its: Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Henry Orren
Name: Henry Orren
Title: Vice President